SECURITIES AND EXCHANGE COMMISSION
                     Washington, D.C. 20549

                            Form 8-K



        Current Report Pursuant to Section 13 or 15(d) of
                   the Securities Act of 1934





 Date of Report (Date of earliest event reported): February 22, 2002





                NORTHERN BORDER PIPELINE COMPANY
     (Exact name of registrant as specified in its charter)





       TEXAS              333-8857             74-2684967
  (State or other       (Commission         (I.R.S. Employer
    jurisdiction        File Number)       Identification No.)
 of incorporation)


    1111 South 103rd Street                     68124
           Omaha, NE                         (Zip Code)
(Address of principal executive
           offices)




                         (402) 398-7700
      (Registrant's telephone number, including area code)



Item 5. Other Events

          On February 22, 2002 we received a copy of a subpoena issued to Enron Corp. by the Committee on Governmental Affairs of the Senate of the United States dated February 15, 2002, a copy of which is attached hereto as Exhibit 99.1. The subpoena orders Enron Corp. to produce, among other things, on or prior to March 5, 2002 the following:

          * all documents relating to communications, from January 1, 1992 to December 2, 2001, between Enron, including its officers, directors, employees, representatives and affiliates, and several federal governmental agencies, including the Securities and Exchange Commission, the Commodity Futures Trading Commission and the Federal Energy Regulatory Commission, concerning compliance with, other than periodic filings, any regulatory action with respect to the laws, regulations and policies administered by such agencies and, with respect to deferred compensation or other employee savings plans, including qualified savings plans covered by ERISA, the Department of Labor;

          * all documents relating to Enron's retention bonus policies and the identities of the individuals to whom retention bonuses were paid or other lump sum payments made from January 1, 2001 to the present; and

          * all documents containing Enron policies in place January 1, 2000 to the present relating to compensation and severance; and some specifics relating to the 401(k) plan.

          The Enron affiliates covered by the subpoena include entities in which Enron is or was a shareholder, partner, investor, trustee or a member. We are one of the entities covered by the subpoena. Enron subsidiaries are general partners in Northern Border Partners, L.P. and Enron controls 57.75% of the voting power on our management committee. Northern Border Partners, L.P. has a 70% ownership interest in us. TC PipeLines, LP holds the remaining 30% general partner interest in us.

          We are willing to comply with the mandate of the subpoena in such a manner that may be determined by the Committee on Governmental Affairs of the Senate of the United States.

          The above description of the subpoena is qualified in its entirety by reference to the full text of the subpoena included in Exhibit 99.1, which is attached hereto and incorporated herein by reference.





Item 7. Financial Statements, Pro Forma Financial Information and Exhibits

(c)  Exhibit 99.1 - Subpoena issued to Enron Corp. on February 15,
                    2002 by Committee on Governmental
                    Affairs of the Senate of the United States



                           Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              Northern Border Pipeline Company
                              (A Texas General Partnership)
                              By: Northern Plains Natural
                                 Gas Company, Operator


Dated:  March 14, 2002        By:  JERRY L. PETERS
                                   Jerry L. Peters
                                   Vice President, Finance





                          Exhibit Index



Exhibit 99.1 - Subpoena issued to Enron Corp. on February 15,
               2002 by Committee on Governmental Affairs of the Senate of the United States